EXHIBIT 10.0


                     MEMBERSHIP INTEREST PURCHASE AGREEMENT



     THIS MEMBERSHIP INTEREST PURCHASE AGREEMENT ("Agreement"), dated as of February 11, 2000 is by and between e-Net Financial Corporation (the "PURCHASER"), and Scott Presta and AMRES holding LLC (collectively the "SELLERS").

                                   WITNESSETH

     WHEREAS, Sellers currently own 100% of the issued and outstanding shares (the "Shares") of Titus Real Estate LLC (the "Company");

     WHEREAS, SELLERS desire to sell to the PURCHASER and PURCHASER desires to purchase from SELLERS, 100% of SELLERS' right title and interest in and to the Shares subject to the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows:

                                    ARTICLE I
                         SALE AND PURCHASE OF THE SHARES

     1. Sale of the Shares. Upon execution of this Agreement (the "Closing"), subject to the terms and conditions herein set forth, and on the basis of the representations, warranties and agreements herein contained, SELLER shall sell to PURCHASER, and PURCHASER shall purchase from SELLER, the Share.

     1.2 Instruments of conveyance and Transfer. At the Closing, SELLERS shall deliver a certificate or certificates representing 100% of the Shares of COMPANY to PURCHASER sufficient to transfer all right, title and interest in such Shares to PURCHASER.

     1.3 Consideration and Payment for the Shares. In consideration for the Shares, PURCHASER shall pay a consideration of 300,000 shares of restricted common stock, and 100,000, shares of its restricted convertible preferred stock ("Purchase Price"). It is hereby understood that in the event the SELLERS exchange these preferred shares for common shares of Purchaser, that such common shares shall be entitled to registration in the event PURCHASER flies a registration statement with the Securities Exchange Commission during the one year period of time following the date of this Agreement.



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                                    ARTICLE 2

             REPRESENTATIONS AND COVENANTS OF SELLERS AND PURCHASER

     2.1 SELLERS hereby represent and warrant that

          (a) The Shares sold hereunder have been duly authorized by the appropriate corporate action of the Company.
          (b) SELLERS shall transfer title, in and to the Shares, to PURCHASER free and clear of all liens, security interests, pledges, encumbrances, charges, restrictions, demands and claims, of any kind and nature whatsoever, whether direct or indirect or contingent.

     2.2 On the Closing Date, SELLERS shall deliver to the PURCHASER certificates representing 100% of the issued and outstanding Shares of the COMPANY and PURCHASER shall deliver to SELLERS two certificates evidencing shares of convertible preferred stock and restricted common stock: 1 million shares of restricted convertible preferred in the name of AMRES Holding LLC and 300,000 shares of restricted common to Scott Presta, all of which shall contain a legend as follows:

     THE SHARES (OR OTHER SECURITIES) REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     2.3 PURCHASER acknowledges and agrees that SELLER makes no other representations or warranties with respect to the Shares or the COMPANY.

     2.4 SELLERS have full power and authority to execute this Agreement and no further action will be necessary on either of their parts to make this Agreement valid arid binding upon SELLERS in accordance with its terms.

     2.5 PURCHASER represents and warrants to SELLER as follows:

          (a) Upon issuance, the preferred shares evidencing the Purchase Price shall be duly authorized and validly issued in. accordance with the terms of this Agreement. These shares be issued free and clear of all liens and encumbrances and the Purchaser has full right, title and interest to issue these preferred shares to Seller.

          (b) PURCHASER has had a full opportunity to inspect the books and records of the COMPANY and to make any and all inquiries of COMPANY officers and directors regarding the COMPANY and its business as PURCHASER has deemed appropriate.

          (c) PURCHASER is acquiring the Shares solely for its own account as principal, for investment purposes only and no other person or entity has a direct or indirect beneficial interest in such Shares. Each of the PURCHASER represents that it has full power and authority to execute this Agreement and to consummate the transactions contemplated herein.


                                    ARTICLE 3

                        CLOSING AND DELIVERY OF DOCUMENTS

     3.1 Closing. The Closing shall be deemed to have occurred upon execution of this Agreement and tender of consideration to the Seller. Immediately upon such execution, the following shall occur as a single integrated transaction:

          (a) Delivery by SELLER. SELLER shall deliver to PURCHASER the stock certificate evidencing 100% of the shares of the Company and any and all other instruments of conveyance and transfer required by Section 1.2 to consummate the issuance of the Shares hereunder and as further described in Section 1.2.

          (b) Delivery by PURCHASER. PURCHASER shall deliver the Purchase Price as required in Section 1.3.

                                    ARTICLE 4
                                  MISCELLANEOUS

     4.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof.

     4.2 Waiver and Amendment. Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same.

     4.3 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     4.4 Attorneys' Fees. Except as otherwise provided herein, if a dispute should arise between the parties including, but not limited to arbitration, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable expenses incurred in resolving such dispute, including reasonable attorneys' fees exclusive of such amount of attorneys' fees as shall be a premium for result or for risk of loss under a contingency fee arrangement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written hereinabove.

                                          PURCHASER:


                                          ENET FINANCIAL CORPORATION

                                          By:  /s/
                                             -----------------------------------
                                             Title:  President
                                                     ---------------------------




                                          SELLERS:



                                          /s/  Scott Presta
                                          --------------------------------------
                                          SCOTT PRESTA




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                                          AMRES HOLDING LLC

                                          By:  /s/
                                               ---------------------------------
                                               Title:
                                                      --------------------------